DERMAPLUS, INC.

                   2004 LONG TERM INCENTIVE COMPENSATION PLAN

      1. PURPOSE. This 2004 Stock Plan (the"Plan") is intended to provide incentives and rewards to certain persons who contribute to the growth of DERMAPLUS, INC. (the "Company") by providing officers, employees, consultants and directors ("Eligible Recipients") of the Company, its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") the ability to participate in the growth of the Company. As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

      2. STOCK RIGHTS. To provide long-term incentives, the Company may provide to Eligible Recipients one or more stock rights under this Plan. The stock subject to rights under this Plan shall be authorized but unissued shares of Common Stock of the Company, no par value per share (the "Common Stock"), or shares of the Common Stock reacquired by the Company in any manner.

      The following are the rights, which may be granted under this Plan, (a) with respect to employees only, options to purchase Common Stock which qualify as "incentive stock options" under Code Section 422(b) ("ISO or"ISOs"); (b) options to purchase Common Stock which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options";
(c) awards of Common Stock, which may be restricted, ("Awards"); and (d) opportunities to make direct purchases of Common stock ("Purchases"). Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights".

      3. ADMINISTRATION OF THE PLAN

            A. Board or Committee Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a Stock Plan committee (the "Committee") of two or more of its members to administer this Plan. If the Committee has been so appointed, no member of the Committee, while a member, shall be eligible to participate in the Plan. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporation (from among the class of employees eligible under paragraph 4 to receive ISOs) to whom ISOs may be granted, to determine from among the class of Eligible Recipients the individuals or entities to receive Non-Qualified Options, and Awards or who can make Purchases, (ii) determine the time or times at which Stock Rights may be granted or made; (iii) determine the price, if any, of the Option, Common Stock subject to each Stock Right, which price shall not be less than the minimum price specified in paragraph 7, (iv) determine whether each Option granted shall be an ISO or Non-Qualified Option; (v) determine (subject to paragraph 8) the time or times when each Stock Right shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Stock Rights and the nature of such restrictions, if any and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it.

            If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan, as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

            B. COMMITTEE ACTIONS. The Committee may select one of its members as its chairman, and shall hold meetings at such time and place as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution thereof, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

            C. GRANT OF STOCK RIGHTS: BOARD MEMBERS. Stock Rights may be granted to members of the Board, but any such -------------------------------------
grant shall be made and approved in accordance with paragraph 3(d), if applicable. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights, may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of the Stock Rights.

            D. COMPLIANCE WITH FEDERAL SECURITIES LAWS. In the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") any grant of Stock Rights to a member of the Board (made at any time from the effective date of such registration until six months after the termination of such registration) must be approved by a majority vote of the Committee; provided, however, that the Committee shall consist of two or more directors, each of whom is a disinterested person, (i.e., a director who is not, during the one year prior to service as an administrator of the Plan, granted or awarded Stock Rights or equity securities pursuant to the Plan or any other plan of the Company or a Related Company.)

      4. ELIGIBLE RECIPIENTS. ISOs may be granted only to employees of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to an employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration an Eligible Recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, an Award or an authorization to make a Purchase of Common Stock and whether or not such Common Stock shall carry restrictions. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights. Any Eligible Recipient who receives and accepts a grant or award under this Plan shall be referred to as a "Participant."

      5. AVAILABLE STOCK. The aggregate number of shares which may be issued as Stock Rights pursuant to the Plan is 2,000,000 subject to adjustment as provided in paragraph 14. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to other Stock Rights, the unpurchased shares or reacquired shares subject to such Stock Rights shall again be available for grants of Stock Rights under the Plan.

      6. GRANTING OF STOCK RIGHTS. Stock Rights may be granted under the Plan at any time on or after June 1, 2004 and prior to May 31, 2014. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. All grants under this Plan shall be made under a relevant Stock Rights Agreement between the Eligible Recipient and the Company which shall set forth all relevant detail with respect to that grant ("Stock Rights Agreement"). The Committee shall have the right, with the consent of the Participant, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 18.

      7. PRICE; ISO LIMITATIONS

            A. PRICE FOR NON-QUALIFIED RIGHTS. The price per share specified in the Stock the Stock rights Agreement relating to each Non-Qualified Option, Award or Purchase granted under the Plan, shall be set by the Board at the time of each grant.

            B. PRICE FOR ISO'S. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

            C. $100,000 ANNUAL LIMITATION ON ISOS. Each eligible employee may be granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. Any Options granted to an employee in excess of such amount will be granted as Non-Qualified Options.

            D. DETERMINATION OF FAIR MARKET VALUE. If, at the time a Stock Right is granted or exercised under the Plan, the Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes are available prior to the relevant determination date for the Stock Right and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on the date) of to Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List.

            However, if the Common Stock is not publicly traded at the relevant determination date, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation recent sale and offer prices of the Common Stock in private transactions negotiated at arms length.

      8. STOCK RIGHT DURATION. Subject to earlier termination as provided in Paragraphs 10 and 11, each Stock Right shall expire on the date specified by the Committee in the Stock Rights Agreement, but not more than (i) ten years from the date of grant in the case of ISOs and other Stock Rights generally, and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in paragraphs 10 and 11, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 18.

      9. EXERCISE OF STOCK RIGHT. Subject to the provisions of paragraphs through 13, each Stock Right granted under the Plan shall be exercisable as follows:

            A) VESTING. The Stock Right shall either be fully vested and exercisable on the date of grant or shall become vested and exercisable thereafter in such installments as the Committee may specify in the Stock Rights Agreement.

            B) FULL VESTING OF INSTALLMENTS. Once an installment becomes vested and exercisable it shall remain vested and exercisable until expiration or termination of the Stock Right, unless otherwise specified by the Committee.

            C) PARTIAL EXERCISE. Each Stock Right or installment may be exercised at any time or from to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

            D)  ACCELERATION  OF VESTING.  The Committee shall have the right to accelerate the date of exercise of any installment of any Stock Right; provided that the Committee shall not, without the consent of a Participant, accelerate the exercise date of any installment of any ISO (not previously converted into a Non-Qualified Option pursuant to paragraph 18) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 7 (C).

      10. TERMINATION OF EMPLOYMENT. If a Participant ceases to be employed by the Company and all Related Corporations or otherwise ceases to be an Eligible Recipient other than by reason of death or disability as defined in paragraph 11, no further installments of his Stock Rights shall become exercisable and his Stock Rights shall terminate after the passage of ninety (90) days from the date of termination of his employment or other relationship with the Company or Related Corporations, but in no event later than on their specified expiration dates. A Participant shall cease being an Eligible Recipient on the date that such Participant is no longer an employee, officer, director or independent contractor for the Company or any Related Corporation.

      Notwithstanding the foregoing, if the Participant is terminated for "Misconduct", this Option shall terminate on the date of such removal and shall thereupon not be exercisable to any extent whatsoever. "Misconduct" is conduct, as determined by the Board of Directors, involving one or more of the following:
(i) the substantial and continuing failure of the Participant to render services to the Company in accordance with his duties; (ii) ad determination by two-thirds of the members of the Board of Directors that the Participant has inadequately performed his duties; (iii) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; (iv) the commission of an act of embezzlement, fraud, disloyalty, dishonesty or deliberate disregard of the rules or polices of the Company which results in loss, damage or injury to the Company, whether directly or indirectly; (v) the unauthorized disclosure of any trade secret or confidential information of the Company; or (vi) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to break a contract with the Company. In making such determination, the Board of Directors shall act fairly and in utmost good faith and shall give the Participant an opportunity to appear and to be heard at a hearing before the Board of Directors or any Committee and present evidence on his behalf. For the purposes of this paragraph, termination of the Participant shall be deemed to occur when the Participant receives notice from the Board of Directors or President that he has been terminated.

      Eligible Recipient status shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such Participant's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment or Eligible Recipient status under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of or other relationship with the Participant after the approved period of absence. Stock Rights granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the Participant continues to be an Eligible Recipient. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

      11. DEATH; DISABILITY

            A. DEATH. If a Participant ceases to be employed by or provide service to the Company and all Related Corporations by reason of his death, any Stock Right of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Stock Right by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the Stock Right or 180 days from the date of the Participant's death.

            B. DISABILITY. If a Participant ceases to be an Eligible Recipient by reason of his disability, he shall have the right to exercise any Stock Right held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the Stock Right or 180 days from the date of the termination of the Participant's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in
      Section 22(e)(3) of the Code or successor statue.

      12. ASSIGNABILITY. No Stock Right shall be assignable or transferable by the Participant except by will or by the laws of descent and distribution, and during the lifetime of the Participant each Stock Right shall be exercisable only by him. Notwithstanding the foregoing, except with respect to ISOs, at the time of a grant, the Committee may, in its sole discretion, provide in the Stock Rights Agreement that the Stock Right is transferable to a Trust for the benefit of the Participant, the Participant's children or the Participant's spouse. Any restrictions of the Stock Right shall remain fully applicable to any such transferee.

      13. TERMS AND CONDITIONS OF STOCK RIGHTS. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 12 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Stock Rights. In granting any Stock Right, the Committee may specify that such Stock Rights shall be subject to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

      14. ADJUSTMENTS. Upon the occurrence of any of the following events a Participant's rights with respect to Stock Rights granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Participant and the Company relating to such Stock Right.

            A. STOCK DIVIDENDS, STOCK SPLITS, SPIN-OFFS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock or in a spin-off of a Subsidiary or if it is spun-off in a transaction described in Code Section 368(a)(1)(D) or Code Section 355 the number of shares of Common Stock deliverable upon the exercise of Stock Rights shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, stock dividend or spin-off.

            B. PUBLIC REGISTRATION, CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), or the Company and its Related Companies are split into two or more separate companies as provided in Code Section 368(a)(1)(D) or Code Section 355 (a "Split-Up"0, or its shares become publicly traded, the Committee, the Board, or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall as to outstanding Stock Rights, either (i) make appropriate provision for the continuation of such Stock Rights by substituting on an equitable basis for the shares then subject to such Stock Rights the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or Split-Up; or (ii) upon written notice to the Participants, provide that all Stock Rights must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Stock Rights shall terminate; or (iii) terminate all Stock Rights in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Stock Rights (to the extent then exercisable) over the exercise price thereof; of (iv) upon written notice to the Participants, provide that all Stock Rights shall be immediately exercisable in full regardless of any vesting schedule otherwise applicable.

            C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common stock, (including any divisive reorganization), a Participant upon exercising a Stock Right shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Stock Right prior to such recapitalization or reorganization.

            D. MODIFICATION OF ISOS. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs a, b or c with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

            E. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation such action or at such other time and subject to such other conditions as shall be determined by the Committee.

            F. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

            G. FRACTIONAL SHARES. No fractional shares shall be issued under the Plan and the Participant shall receive from the Company cash in lieu of such fractional shares.

            H. ADJUSTMENTS. Upon the happening of any of the events described in subparagraphs a, b or c above, the class and aggregate number of share set forth in paragraph 5 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 15 and, subject to paragraph 3; its determination shall be conclusive.

      If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash, in connection with a corporate transaction described in subparagraphs a, or c above as a result of owning such restricted Common Tock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

      15. MEANS OF EXERCISING STOCK RIGHTS. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefore either (a) in United State dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at not less than 100% of the lowest applicable Federal rate, as defined in
Section 1274(d) of the Code, or (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), or (d) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the IPSO in question.

      The holder of a Stock Right shall not have the rights of a shareholder with respect to the Shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

      16. CANCELLATION AND RECISSION OF AWARDS. By accepting the Stock Rights a Participant agrees to the following terms. In addition to the Company's remedies at law, the Committee may cancel any unexpired, unpaid, or deferred Stock Rights at any time if the participant is not in compliance with these and all other applicable provisions of the Plan and the Rights Agreement.

            A) CONFIDENTIAL INFORMATION. A participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material relating to the business of the Company, acquired by the participant either during or after employment with the Company.

            B) NO SOLICITATION OF CUSTOMERS OR PARTICIPANTS OF THE COMPANY. During the period of any participant's employment with the Company and for a period of two (2) years following the termination of the participant's employment for any reason, the participant shall not directly or indirectly, as a proprietor, partner, shareholder, officer, director, employee, agent, consultant or in any other capacity, for his own benefit or for or with any person, firm, corporation or other business entity, (i) induce or influence, or attempt to induce or influence, any other employee of the Company employed as of the termination of participant's employment with Company to terminate or curtail his or her employment with Company, or (ii) solicit, or perform services for, any clients of Company which have been serviced by the Company at any time during the two (2) years immediately prior to the termination of participant's employment, or (iii) request that any previous or existing client of Company curtail or suspend or cancel their business with the Company.

            C) INVENTIONS. A Participant, shall disclose promptly and assign to the Company all right, title, and interest in any invention or idea, patentable or not, made or conceived by the participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries.

            D) CERTIFICATION. Upon exercise, payment or delivery pursuant to a Stock Right, the participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with the provisions of Section 16.1, 16.2 16.3 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Stock Right may, at the option of the Company, cause such exercise, payment or delivery to be rescinded. The Company shall notify the participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Stock Right. Such payment shall be made either in cash or by returning to the Company the number of shares of Capital Stock that the participant received in connection with the rescinded exercise, payment or delivery.

            E) EFFECTIVENESS OF ARTICLE. This Article 16 shall be a bar against the acts described in this Agreement not withstanding any other employment or other agreement between the Company and the participant unless such other agreements specifically references the terms of this Article 16.]

      17. TERM AND AMENDMENT OF THE PLAN. This Plan was adopted by the Board on June__, 2004 subject (with respect to the validation of Stock Rights granted under the Plan) to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained prior to December31, 2004 any grants of Stock Rights under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on February 28, 2014 (except as to Stock Rights outstanding on that date). Subject to the provisions of paragraph 5 above, Stock Rights may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholder obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 14); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified (c) the provisions of paragraph 7(b) regarding the exercise price at which shares may be offered pursuant to ISO may not be modified (except by adjustment pursuant to paragraph 14); and (d) the expiration date of the Plan may not be extended except as otherwise provided in this paragraph 14, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him.

      18. CONVERSION OF ISOS TO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS. The Committee, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the Participant, may also terminate any portion of any ISO that have not been exercised at the time of such conversion.

      19. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Stock Rights granted under the Plan shall be used for general corporate purposes.

      20. GOVERNMENT REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

      21. WITHHOLDING OF ADDITIONAL EMPLOYMENT TAXES. Upon the exercise of a Non-Qualified Stock Option, the grant of an Award or the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 22) or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the Participant, Award recipient or purchaser to pay additional employment and withholding taxes in respect of the amount that is considered compensation included in such person's gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of any Award (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting of restricted Common stock acquired by exercising a Stock Right, on the grantees payment of such additional withholding taxes.

      22. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

      23. GOVERNING LAW; CONSTRUCTION. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the Laws of the State of New York without regard to the conflict of laws provisions thereof. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the contest otherwise requires.